Stock-Based Compensation	12 Months Ended
Dec. 31, 2017
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock-Based Compensation

Note 9
Stock-Based Compensation
Verizon Long-Term Incentive Plan

In May 2017, Verizon’s shareholders approved the 2017 Long-Term Incentive Plan (the 2017 Plan) and terminated Verizon’s authority to grant new awards under the Verizon 2009 Long-Term Incentive Plan (the 2009 Plan). Consistent with the 2009 Plan, the 2017 Plan provides for broad-based equity grants to employees, including executive officers, and permits the granting of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance stock units and other awards. Upon approval of the 2017 Plan, Verizon reserved the 91 million shares that were reserved but not issued under the 2009 Plan for future issuance under the 2017 Plan.

Restricted Stock Units

The 2009 Plan and 2017 Plan provide for grants of Restricted Stock Units (RSUs). For RSUs granted prior to 2017, vesting generally occurs at the end of the third year. For the 2017 grants, vesting generally occurs in three equal installments on each anniversary of the grant date. The RSUs are generally classified as equity awards because the RSUs will be paid in Verizon common stock upon vesting. The RSU equity awards are measured using the grant date fair value of Verizon common stock and are not remeasured at the end of each reporting period. Dividend equivalent units are also paid to participants at the time the RSU award is paid, and in the same proportion as the RSU award.

In connection with our acquisition of Yahoo’s operating business, on the closing date of the Transaction each unvested and outstanding Yahoo RSU award that was held by an employee who became an employee of Verizon was replaced with a Verizon RSU award, which is generally payable in cash upon the applicable vesting date. These awards are classified as liability awards and are measured at fair value at the end of each reporting period.

Performance Stock Units

The 2009 Plan and 2017 Plan also provide for grants of Performance Stock Units (PSUs) that generally vest at the end of the third year after the grant. As defined by the 2009 Plan and 2017 Plan, the Human Resources Committee of the Board of Directors determines the number of PSUs a participant earns based on the extent to which the corresponding performance goals have been achieved over the three-year performance cycle. The PSUs are classified as liability awards because the PSU awards are paid in cash upon vesting. The PSU award liability is measured at its fair value at the end of each reporting period and, therefore, will fluctuate based on the price of Verizon common stock as well as performance relative to the targets. Dividend equivalent units are also paid to participants at the time that the PSU award is determined and paid, and in the same proportion as the PSU award. The granted and cancelled activity for the PSU award includes adjustments for the performance goals achieved.

The following table summarizes Verizon’s Restricted Stock Unit and Performance Stock Unit activity:

	Restricted Stock Units		Performance
(shares in thousands)	Equity Awards	Liability Awards	Stock Units
Outstanding January 1, 2015	15,007	—	19,966
Granted	4,958	—	7,044
Payments	(5,911)	—	(6,732)
Cancelled/Forfeited	(151)	—	(3,075)
Outstanding December 31, 2015	13,903	—	17,203
Granted	4,409	—	6,391
Payments	(4,890)	—	(4,702)
Cancelled/Forfeited	(114)	—	(1,143)
Outstanding Adjustments	—	—	170
Outstanding December 31, 2016	13,308	—	17,919
Granted	4,216	25,168	6,564
Payments	(4,825)	(8,487)	(6,031)
Cancelled/Forfeited	(66)	(2,690)	(217)
Outstanding December 31, 2017	12,633	13,991	18,235

As of December 31, 2017, unrecognized compensation expense related to the unvested portion of Verizon’s RSUs and PSUs was approximately $1.0 billion and is expected to be recognized over approximately two years.

The RSUs granted in 2017 and 2016 have weighted-average grant date fair values of $49.93 and $51.86 per unit, respectively. During 2017, 2016 and 2015, we paid $0.8 billion, $0.4 billion and $0.4 billion, respectively, to settle RSUs and PSUs classified as liability awards.

Stock-Based Compensation Expense

After-tax compensation expense for stock-based compensation related to RSUs and PSUs described above included in Net income attributable to Verizon was $0.4 billion, $0.4 billion and $0.3 billion for 2017, 2016 and 2015, respectively.